                                 EXHIBIT 99(a)


                          LEADER FINANCIAL CORPORATION
                         UNAUDITED INTERIM CONSOLIDATED
                           FINANCIAL STATEMENTS DATED
                            MARCH 31, 1996 AND 1995

                                     PART I
                             FINANCIAL INFORMATION
                  LEADER FINANCIAL CORPORATION AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                 (UNAUDITED)

                                                                     (In Thousands)
                                                            MARCH 31,              DECEMBER 31,
                                                              1996                    1995
                                                              ----                    ----
ASSETS
Cash and due from banks                                    $   29,428              $   27,558
Federal funds sold                                             93,000                  90,000
Securities available-for-sale                                 576,711                 611,895
Securities held-to-maturity                                   145,200                 154,931
Investment in Federal Home Loan Bank                           32,429                  31,875
Loans receivable, net                                       2,044,444               1,941,121
Loans held for sale                                            30,139                  19,060
FHA/VA Claims receivable, net                                  48,505                  46,174
Premises and equipment, net                                    19,274                  18,613
Mortgage servicing rights                                      50,927                  53,740
Accrued interest receivable                                    74,408                  72,059
Other assets, net                                              33,347                  31,551
                                                           ----------              ----------
         TOTAL ASSETS                                      $3,177,812              $3,098,577

                                                           ==========              ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Deposits                                                   $1,582,691              $1,577,230
Federal Home Loan Bank advances
  and other borrowings                                        592,760                 541,318
Federal funds purchased and securities
  sold under agreements to repurchase                         589,120                 597,260
Advance payments by borrowers for
  taxes and insurance                                          64,167                  47,564
Accrued interest payable                                       20,510                  23,451
Accrued expenses and other liabilities                         73,393                  64,924
                                                           ----------              ----------
         TOTAL LIABILITIES                                  2,922,641               2,851,747
                                                           ----------              ----------
STOCKHOLDERS' EQUITY:
Common stock, $1 par value,
  35,000,000 shares authorized;
  10,752,500 shares issued                                     10,753                  10,753
Additional paid-in capital                                     94,454                  94,415
Unearned compensation                                          (5,799)                 (6,086)
Unrealized gain on securities
  available-for-sale                                            7,348                   9,702
Retained earnings                                             165,779                 156,032
Treasury stock, at cost; 828,688
  and 858,422 shares at March 31,
  1996 and December 31, 1995,
  respectively                                                (17,364)                (17,986)
                                                           ----------              ----------
    TOTAL STOCKHOLDERS' EQUITY                                255,171                 246,830
                                                           ----------              ----------
    TOTAL LIABILITIES AND
    STOCKHOLDERS' EQUITY                                   $3,177,812              $3,098,577
                                                           ==========              ==========

See accompanying notes to unaudited consolidated financial statements.

                                     PART I
                             FINANCIAL INFORMATION
                  LEADER FINANCIAL CORPORATION AND SUBSIDIARY
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                                  (In Thousands)
                                                                THREE MONTHS ENDED
                                                                      MARCH 31,
                                                                1996           1995
                                                                ----           ----
INTEREST INCOME:
  Loans receivable                                             $46,677        $38,790
  Securities:
      Available-for-sale                                        10,610          1,086
      Held-to-maturity                                           2,811          7,107
  Federal funds sold                                             1,351          1,096
  Other                                                            511            649
                                                               -------        -------
      Total interest income                                     61,960         48,728
                                                               -------        -------
INTEREST EXPENSE:
  Deposits                                                      18,925         17,242
  Federal Home Loan Bank advances and
    other borrowings                                             8,459          6,614
  Federal funds purchased and securities
    sold under agreements to repurchase                          8,369          4,505
                                                               -------        -------
      TOTAL INTEREST EXPENSE                                    35,753         28,361
                                                               -------        -------
      NET INTEREST INCOME                                       26,207         20,367
  Provision for loan losses                                      1,511          1,206
                                                               -------        -------
NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES                                               24,696         19,161
NON-INTEREST INCOME:
  Loan fees                                                        105             51
  Loan servicing revenue                                         3,037          4,052
  Gains (losses), net:
    Securities                                                       -              -
    Loans originated for sale                                      541             48
  Gain (loss) on real estate activities                           (112)          (135)
  Real estate operations                                           (96)           (94)
  Deposit account operations                                     1,129            975
  Other                                                          1,581            947
                                                               -------        -------
       TOTAL NON-INTEREST INCOME                                 6,185          5,844
                                                               -------        -------
OPERATING EXPENSES:
  Compensation and benefits                                      7,149          6,135
  Office occupancy and equipment                                 1,348          1,317
  Advertising                                                      621            456
  Federal insurance premiums                                       932            844
  Office supplies, postage and telephone                         1,055            750
  Data processing rental and maintenance                           596            501
  Other                                                          1,341          1,120
                                                               -------        -------
      TOTAL OPERATING EXPENSES                                  13,042         11,123
                                                               -------        -------
INCOME BEFORE INCOME TAXES                                      17,839         13,882
  Income tax expense                                             6,379          5,135
                                                               -------        -------
      NET INCOME                                               $11,460        $ 8,747
                                                               =======        =======
Earnings per common share                                      $  1.11        $  0.87
                                                               =======        =======

See accompanying notes to unaudited consolidated financial statements.

                                     PART I
                             FINANCIAL INFORMATION
                  LEADER FINANCIAL CORPORATION AND SUBSIDIARY
                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                       THREE MONTHS ENDED MARCH 31, 1996
                                  (UNAUDITED)

                                                           (In Thousands)

                                                             UNREALIZED
                                                             GAIN(LOSS)
                                                                 ON                                TOTAL
                                     ADDN'L      UNEARNED    SECURITIES                            STOCK-
                           COMMON    PAID-IN     COMPEN-     AVAILABLE-    RETAINED    TREASURY    HOLDER'S
                           STOCK     CAPITAL     SATION      FOR-SALE      EARNINGS    STOCK       EQUITY
                           ------    -------     --------    --------      --------    --------    -------
Balance at
  December 31, 1995       $10,753    $94,415     $(6,086)      $9,702      $156,032     $(17,986)   $246,830

Net income                      -          -           -            -        11,460            -      11,460

Amortization of
  Management
  Recognition Plan              -          -         215            -             -            -         215

ESOP excess
  compensation cost             -        348           -            -             -            -         348

ESOP debt payment               -          -          72            -             -            -          72

Change in unrealized
  gain on securities
  available-for-sale            -          -           -       (2,354)            -            -      (2,354)

Exercise of stock
  options                       -       (309)          -            -             -          622         313

Dividend payments               -          -           -            -        (1,713)           -      (1,713)

Purchase of treasury
  stock                         -          -           -            -             -            -           -
                          -------    -------    --------       ------      --------     --------    --------
Balance at
  March 31, 1996          $10,753    $94,454     $(5,799)      $7,348      $165,779     $(17,364)   $255,171
                          =======    =======     =======       ======      ========     ========    ========




See accompanying notes to unaudited consolidated financial statements.

                                     PART I
                             FINANCIAL INFORMATION
                  LEADER FINANCIAL CORPORATION AND SUBSIDIARY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                                (In Thousands)
                                                                              Three months ended
                                                                                   March 31,
                                                                             1996            1995
                                                                             ----            ----
Net cash provided by operating activities                                    9,069          31,032

Cash flows from investing activities:
    Loan originations, net of principal
    repayments                                                               1,409          (4,562)
  Purchase of loans held for investment                                     (6,030)        (11,795)
  Purchases of FHA/VA delinquent loans                                    (135,603)        (90,489)
  Repayments on mortgage-backed securities                                  37,875           7,958
  Proceeds from maturities and principal
    repayments of securities held-to-maturity                                  977          25,772
  Purchases of securities available-for-sale                                     -          (5,156)
  Proceeds from maturities and principal
    repayments of securities available-for-sale                              2,342             758
  Purchase of Federal Home Loan Bank stock                                       -            (819)
  Purchases of mortgage servicing rights                                       (40)             (3)
  Advances on FHA/VA claims receivable                                      (1,254)         (1,161)
  Proceeds from the settlement of FHA/VA
    claims receivable                                                       33,294          11,364
  Purchases of premises and equipment                                       (1,247)           (623)
  Other                                                                          -             110
                                                                          --------        --------
Net cash used in investing activities                                      (68,277)        (68,646)
                                                                          --------        --------
Cash flows from financing activities:
  Net increase in deposits                                                   5,461          51,264
  Net change in borrowings with original
    maturities less than three months                                      (32,506)         72,120
  Payments on Federal Home Loan Bank advances
    and other borrowings                                                   (29,151)       (154,878)
  Proceeds from Federal Home Loan Bank
    advances and other borrowings                                          105,000          75,000
  Net increase in advance payments by
    borrowers for taxes and insurance                                       16,603          18,702
  Proceeds from issuance of common stock, net                                  313             161
  Dividends paid                                                            (1,714)         (1,487)
  ESOP debt repayment                                                           72              -
                                                                          --------        --------
Net cash provided by financing activities                                   64,078          60,882
                                                                          --------        --------
Net increase in cash and cash equivalents                                    4,870          23,268

Cash and cash equivalents at beginning of period                           117,558          50,155
                                                                          --------        --------
Cash and cash equivalents at end of period                                $122,428        $ 73,423
                                                                          ========        ========


See accompanying notes to unaudited consolidated financial statements.

                                PART I, ITEM 1.
                          LEADER FINANCIAL CORPORATION
                                 AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


(1)      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The accompanying unaudited consolidated financial statements have been prepared in accordance with the accounting policies in effect at December 31, 1995 as set forth in the annual consolidated financial statements of Leader Financial Corporation (the "Company"). In the opinion of Management, all adjustments necessary for a fair presentation of the unaudited consolidated financial statements are of a normal recurring nature and have been included.

         The results of operations for the three months ended March 31, 1996 and 1995, are not necessarily indicative of the results to be expected for the full year.

(2)      EARNINGS PER SHARE

         The computation of primary and fully diluted earnings per share is based upon the weighted average number of common shares outstanding during the period adjusted for the assumed exercise of all outstanding stock options using the treasury stock method. The primary weighted average number of shares outstanding for the three month periods ended March 31, 1996 and 1995, is 10,322,888 and 10,033,260, respectively.
         The fully diluted weighted average number of shares outstanding for these respective periods is 10,357,118 and 10,039,128. The reduction of earnings per share on a fully diluted basis is less than three percent.

(3)      LEGAL PROCEEDINGS

         The Company and/or various subsidiaries are parties to various pending civil actions, all of which are being defended vigorously. Additionally, the Company and/or various subsidiaries are parties to various legal proceedings that have arisen in the ordinary course of business. Management is of the opinion, based upon present information, including evaluations of outside counsel, that neither the Company's financial position, results of operations, nor liquidity will be materially affected by the ultimate resolution of pending or threatened legal proceedings.

         Currently, the Company and/or various subsidiaries are named defendants in four (4) Alabama lawsuits involving the placement of collateral insurance on mobile home loans as follows:

                 In June 1995, several plaintiffs filed a suit in the Circuit Court of Greene County, Alabama (Jeri Lynn Plowman, Albert Finch and Frances Finch, et al. v. The American Bankers Insurance Company of Florida, Leader Federal Savings and Loan Association of Memphis, Inc. ("Leader Federal"), et al., herein, the "Plowman suit") against the Bank and eighteen other named defendants who sold, financed, insured or acted as an agent in the sale of insurance for mobile homes in the State of Alabama. The Complaint requests certification of a class and seeks to have an unknown number of additional defendants added to the suit, including other lenders, insurance companies, dealers and insurance agents who were engaged in the sale and insuring of mobile homes from the period of January 1, 1983 to the present. The plaintiffs allege a variety of types of wrongdoing in connection with the

                               PART I, ITEM 1.
                         LEADER FINANCIAL CORPORATION
                                AND SUBSIDIARY
                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (UNAUDITED)

(3)      Legal Proceedings, continued

                 sale of insurance, including "force-placed" insurance. It is alleged, among other things, that insurance was sold for an amount greater than permitted by law, that defendants charged excessive premiums, that insurance premiums were paid to persons not licensed to receive them, and that plaintiffs paid for insurance that was greater than the value of the collateral. It is alleged that the defendant financial institutions, including the Bank, wrongfully benefited from the sale of this insurance. The plaintiffs are seeking to have the contracts under which the defendants have profited declared void, seeking to enjoin the defendants from taking further action to collect on the insurance and financing contracts, demanding judgment for the amount of undisclosed commissions and excess insurance premiums, and seeking a forfeiture of all finance charges and a judgment for punitive damages in the sum of $200 million for each defendant. In July 1995, the Bank filed a Notice of Removal to move the action to the United States District Court for the Northern District of Alabama, Western Division. The Bank then filed a Motion to Dismiss in the District Court, which was denied.
                 The Plowman suit was remanded to Circuit Court. However, prior to remand, other defendants filed a Notice of Removal to the United States Bankruptcy Court for the Northern District of Alabama Western Division, and petitions for remand are pending before that court.

                 In June 1995, George and Jessica Brown filed a counter-claim in the Circuit Court of Tuscaloosa County, Alabama in response to a foreclosure suit filed by the Bank on the Browns' mobile home loan. The counter-plaintiffs allege that the Bank is in violation of Alabama disclosure laws related to insurance purchased in connection with the loan. The Browns further allege misrepresentations were made to them at the time of purchase concerning insurance coverage, and that they were paying excessive insurance premiums for the coverage. The counter-plaintiffs are demanding judgment for: (i) the amount of insurance premiums paid for insurance in excess of the value of the underlying collateral, or (ii) the amount of the payoff of the loan at the time the insurance was issued and collected during the terms of the Browns' loan, plus (iii) further judgment for the excess premiums paid for insurance which was issued to them for an amount greater than the fair market value of the collateral, plus punitive damages of $10 million.

                 In January 1996, a suit was filed by Queen Ford in the Circuit Court of Greene County, Alabama against the Bank, a subsidiary of the Bank (together, the "Bank") and a separate insurance company alleging that insurance was wrongfully force placed on Ms. Ford's mobile home loan account for more insurance coverage than was required and that Ms. Ford paid double payments for several years to the Bank and another insurance company. Ms. Ford's allegations include intent by the Bank to deceive and defraud, and she is demanding judgment against the Bank for $5,000 in compensatory damages and $20 million in punitive damages.

                                PART I, ITEM 1.
                          LEADER FINANCIAL CORPORATION
                                 AND SUBSIDIARY
                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS,
                            CONTINUED (UNAUDITED)

(3)      Legal Proceedings, continued

                 In January 1996, Queen Ford filed a second suit in the Circuit Court of Greene County, Alabama, with similar allegations as outlined above, along with additional allegations relating to adjacent structure coverage which Ms. Ford is claiming was neither requested nor necessary. The second suit also has additional defendants, including the insurance company which issued the policy on the mobile home. Ms. Ford is demanding judgment against the Bank for $10,000 in compensatory damages and $50 million in punitive damages. In March 1996, the Bank sought to have the case removed to federal court; however, the case was remanded to Circuit Court.

         In July 1991, a suit was filed by numerous plaintiffs in the Circuit Court of Shelby County, Tennessee (April Wallace, et al. v. Leader Federal Bank for Savings, et al, herein, the "Wallace suit"), against several financial institutions, including the Bank, alleging excessive fees charged by the defendants for processing checks drawn on accounts with insufficient funds and for processing third party checks deposited by the plaintiffs to their accounts which were subsequently returned unpaid by the maker's bank. Plaintiffs are seeking to include in their class all customers who have had insufficient funds or return item charges assessed. In September 1991, the defendants filed a Joint Motion to Dismiss. In April 1992, the court granted the defendants' motion. In May 1992, plaintiffs appealed to the Tennessee Court of Appeals which reversed, in part, the lower court's ruling. The Court of Appeals remanded the Wallace suit to the Circuit Court, which granted the defendants' subsequent Motion for Summary Judgment. The plaintiffs appealed, and in January 1995, the Tennessee Court of Appeals affirmed the lower court ruling in favor of the defendants. The plaintiffs then appealed to the Tennessee Supreme Court, which denied certiorari in June 1995. Plaintiffs immediately filed a Petition to Rehear and Application for Permission to Appeal to the Tennessee Supreme Court, which was granted. A hearing on the petition was held on April 2, 1996, but no action has been taken by the Court.

         In August 1991, a suit was filed in the Chancery Court of Shelby County, Tennessee by National Bank of Commerce, as Trustee for Leader Federal Savings and Loan Association Umbrella Trust, requesting the court to adjudicate the rights of James L. Ross, former President and Chief Operating Officer of the Bank and member of the Compensation Committee of the Board of Directors, with respect to certain benefits which Mr. Ross alleges he is due in connection with the termination of his employment by the Bank. The Bank and the Compensation Committee claim that the Bank is owed damages and has the right to certain offsets as a result of actions taken by Mr. Ross during his employment. Mr. Ross is seeking compensatory and consequential damages against the Bank in the amount of $1.25 million, compensatory damages against Mr. Bailey in the amount of $2.5 million, punitive damages against Mr. Bailey in the amount of $1.5 million, plus all other damages sustained by Mr. Ross, attorneys' fees and other relief the court may deem proper.

                                PART I, ITEM 1.
                          LEADER FINANCIAL CORPORATION
                                 AND SUBSIDIARY
             NOTES TO CONSOLIDTAED FINANCIAL STATEMENTS, CONTINUED
                                  (UNAUDITED)



(4)      PENDING FEDERAL LEGISLATION

         A number of proposals regarding the future of the Savings Association Insurance Fund ("SAIF") are under debate in Congress. Proposed legislation recently approved by the U.S. House of Representatives Banking Committee provides for a one-time special assessment of eighty-five to ninety basis points of the insured deposits of SAIF insured savings institutions.

         If such a special assessment were to be required, it would result in a one-time pre-tax charge to earnings of $13.2 to $14.0 million, assuming such charge would be tax deductible and the special assessment is based on deposits held at March 31, 1995, as is currently proposed. As of March 31, 1996, this legislation had not been enacted and the potential charge has not been reflected in the Company's consolidated financial statements.

(5)      ACQUISITION OF THE COMPANY BY UNION PLANTERS CORPORATION

         On March 8, 1996, Leader Financial Corporation's Board of Directors voted to enter into a Definitive Agreement and Plan of Merger (the Agreement) with Union Planters Corporation. This transaction is contingent upon stockholder and regulatory approval and, if approved, is expected to close during the fourth quarter of 1996.

         For additional information regarding the Agreement, refer to the copy Exhibits to the Company's Annual Report on Form 10K for 1995.

                                PART I, ITEM 1.
                          LEADER FINANCIAL CORPORATION
                                 AND SUBSIDIARY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                  (UNAUDITED)

(6)      SECURITIES

         The net unrealized gain between amortized cost and approximate fair value of all securities at March 31, 1996 and December 31, 1995 was $13,504,000 and $17,812,000, respectively. The table below shows the gross components of these gains, by security type, at those dates.

                                                                       MARCH 31, 1996
                                                                       --------------
                                                                  GROSS              GROSS
                                                AMORTIZED       UNREALIZED         UNREALIZED      FAIR
                                                  COST            GAINS              LOSSES        VALUE
                                                 ------          -------            ------         -----
Securities available-for-sale
    U.S. federal agencies                       $ 8,131           $   17           $ (123)       $ 8,025
    FHLMC preferred stock                         2,437               53               -           2,490
    Collateralized mortgage
      obligations                                37,998              617             (162)        38,453
    Other                                           449              885               -           1,334
                                               --------          -------          -------       --------
                                                 49,015            1,572             (285)        50,302
                                               --------          -------          -------       --------
  Mortgage-backed securities:
    FHLMC                                        27,225              589             (182)        27,632
    FNMA                                        321,615            9,076             (606)       330,085
    GNMA                                        167,003            2,395             (706)       168,692
                                               --------          -------          -------       --------
                                                515,843           12,060           (1,494)       526,409
                                               --------          -------          -------       --------
    Securities available-
      for-sale                                  564,858           13,632           (1,779)       576,711
                                               --------          -------          -------       --------
Securities held-to-maturity:
  Collateralized mortgage
    obligations                                  11,583               31              (56)        11,558
     Other                                        2,000               20             (125)         1,895
                                               --------          -------          -------       --------
                                                 13,583               51             (181)        13,453
                                               --------          -------          -------       --------
  Mortgage-backed securities:
    FHLMC                                        40,541            1,009              (13)        41,537
    FNMA                                          6,488              113               -           6,601
    GNMA                                         78,843              696              (24)        79,515
    Non-agency                                    5,745                -               -           5,745
                                               --------          -------          -------       --------
                                                131,617            1,818              (37)       133,398
                                               --------          -------          -------       --------
Securities held-to-maturity                     145,200            1,869             (218)       146,851
                                               --------          -------          -------       --------
  Total investment securities                  $710,058          $15,501          $(1,997)      $723,562
                                               ========          =======          =======       ========

                                PART I, ITEM 1.
                          LEADER FINANCIAL CORPORATION
                                 AND SUBSIDIARY
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                  (UNAUDITED)

(6)      SECURITIES, CONTINUED

                                                                    DECEMBER 31, 1995
                                                                    -----------------
                                                                  GROSS           GROSS
                                                AMORTIZED       UNREALIZED      UNREALIZED           FAIR
                                                  COST            GAINS           LOSSES             VALUE
                                                  ----            -----           ------             -----
Securities available-for-sale
    U.S. federal agencies                       $  2,000        $    20        $     -            $  2,020
    U.S. state and political
         subdivisions                              8,221             15           (130)              8,106
    FHLMC preferred stock                          2,441             73              -               2,514
    Collateralized mortgage
         obligations                              38,056            700            (86)             38,670
    Other                                            543            829              -               1,372
                                                --------        -------        -------            --------
                                                  51,261          1,637           (216)             52,682
                                                --------        -------        -------            --------
Mortgage-backed securities:
    FHLMC                                         29,162            724            (91)             29,795
    FNMA                                         343,518         10,166           (329)            353,355
    GNMA                                         172,306          4,208           (451)            176,063
                                                --------        -------        -------            --------
                                                 544,986         15,098           (871)            559,213
                                                --------        -------        -------            --------
Securities available-for-sale                    596,247         16,735         (1,087)            611,895
                                                --------        -------        -------            --------
Securities held-to-maturity:
    Collateralized mortgage
         obligations                              12,406             28            (53)             12,381
    Other                                          2,132             26           (115)              2,043
                                                --------        -------        -------            --------
                                                  14,538             54           (168)             14,424
                                                --------        -------        -------            --------
Mortgage-backed securities:
    FHLMC                                         43,917          1,273            (38)             45,152
    FNMA                                           7,392            130             -                7,522
    GNMA                                          83,304            920             (7)             84,217
    Non-agency                                     5,780              -             -                5,780
                                                --------        -------        -------            --------
                                                 140,393          2,323            (45)            142,671
                                                --------        -------        -------            --------
Securities held-to-maturity                      154,931          2,377           (213)            157,095
                                                --------        -------        -------            --------
  Total investment securities                   $751,178        $19,112        $(1,300)           $768,990
                                                ========        =======        =======            ========

                               PART I, ITEM 1.
                         LEADER FINANCIAL CORPORATION
                                AND SUBSIDIARY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED
                                 (UNAUDITED)

(6) SECURITIES, CONTINUED

Contractual maturities of securities as of March 31, 1996 are summarized as follows (in thousands):


                                                           SECURITIES                       SECURITIES
                                                           AVAILABLE-                        HELD-TO-
                                                           FOR-SALE                          MATURITY
                                                           --------                          --------
                                                    AMORTIZED       FAIR             AMORTIZED       FAIR
                                                      COST          VALUE              COST          VALUE
                                                      ----          -----            ---------       -----
Maturing in one year or less                      $    727        $    727         $    917        $    916
Maturing after one year
   through five years                                9,476           9,468            2,682           2,665
Maturing after five years
   through ten years                                15,421          15,713            5,625           5,799
Maturing after ten years                           539,234         550,803          135,976         137,471
                                                  --------        --------         --------        --------
   Total                                          $564,858        $576,711         $145,200        $146,851
                                                  ========        ========         ========        ========





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